DEAR SHAREHOLDER:

We are pleased to enclose the annual report on the operations of Integrity Fund of Funds, Inc. for the year ended December 31, 1996. The Fund's portfolio and related financial statements are presented within for your review.

The stock market, as measured by many averages and indices, extended the gains of last year at a more orderly pace during the period. Nominal growth in the U.S. economy continued to encourage investors, as did nominal price inflation figures.

Integrity Fund of Funds participated in the growth as the shares increased during the year from $11.76 to $12.53 after a capital gain and income distribution of approximately $0.85 per share. Management has invested in a number of established growth, growth-income, and aggressive growth funds after careful analysis and review. At times, during the second half of 1996, the Fund utilized a partial hedge to protect asset value through the use of Standard & Poor's 500 futures. The Fund was affected by less share price erosion during periods of market dips and less appreciation in market advances. Long-term capital appreciation and growth of income will continue as the primary objectives, as management monitors the mutual fund industry for opportunities.

We invite your personal calls and visits.

                                             Sincerely,



                                             Robert E. Walstad
                                             President

SCHEDULE OF INVESTMENTS December 31,1996

NAME OF ISSUER

Percentages represent the market value of each
investment category to total net assets                  QUANTITY   MARKET VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS (103.1%)

AIM Constellation Fund A                                   32,891    $   830,833
AIM Value Fund A                                           43,700      1,273,860
American Fundamental Investors Fund                        28,908        709,397
American Washington Mutual Investors                       24,034        589,805
Brandywine Fund                                             7,291        245,633
Clipper Fund                                                3,620        244,611
Dodge & Cox Stock Fund                                      7,143        570,106
MFS Research A                                             37,125        687,548
MFS Value A                                                30,865        379,641
Massachusetts Inv A                                        69,121        999,495
Neuberger & Berman Focus Fund                               6,096        187,867
Neuberger & Berman Guardian Fund                           10,153        260,234
New York Venture Fund A                                    68,489      1,198,551
Putnam Growth & Income Fund A                              48,571        875,256
Putnam Vista  Fund A                                       59,539        622,178
Putnam Voyager Fund A                                      19,245        310,235
T. Rowe Price Equity-Income                                 9,991        225,198
T. Rowe Price New America Growth                            5,883        225,726
Templeton Growth Fund                                      67,709      1,323,037
                                                                   -------------

TOTAL MUTUAL FUNDS (COST: $11,270,967)                               $11,759,211

SHORT-TERM SECURITIES (3.2%)
Federated Money Market Trust #092 (COST: $364,888)                       364,888
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (COST: $11,635,855)                  $12,124,099
                                                                   =============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1996

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996
------------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$11,635,855)    $  12,124,099
     Accrued dividends receivable                                    274,446
     Variation margin on futures                                     126,350
                                                               -------------

        Total Assets                                           $  12,524,895
                                                               -------------


LIABILITIES
     Distributions payable                                     $     779,722
     Bank overdraft                                                  321,849
     Accrued expenses                                                 17,764
                                                               -------------

        Total Liabilities                                      $   1,119,335
                                                               -------------


NET ASSETS                                                     $  11,405,560
                                                               =============

     Net asset value per share, 910,358 shares outstanding     $       12.53
                                                               =============

STATEMENT OF OPERATIONS for the year ended December 31, 1996
------------------------------------------------------------

INVESTMENT INCOME
    Dividends                                                  $     231,437
    Interest                                                             231
                                                               -------------
        Total Investment Income                                $     231,668
                                                               -------------

EXPENSES
    Investment advisory fees                                   $      81,395
    Custodian fees                                                     1,587
    Transfer agent fees                                               14,674
    Accounting service fees                                           28,528
    Audit and legal fees                                               3,850
    Directors fees                                                     1,035
    Service fees                                                      22,610
    Insurance                                                          2,957
    Printing and postage                                               8,574
    License, fees, and registrations                                  17,447
    Amortization of organization costs                                 1,806
                                                               -------------
        Total expenses                                         $     184,463
    Less expenses waived or absorbed
    by the Fund's manager                                             39,760
                                                               -------------
        Total Net Expenses                                     $     144,703
                                                               -------------

NET INVESTMENT INCOME (LOSS)                                   $      86,965
                                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                   $    753,983
     Futures transactions                                           (61,227)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                    393,119
     Futures                                                        (58,271)
                                                               ------------
          Net realized and unrealized gain
           (loss) on investments and futures                   $  1,027,604
                                                               ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                      $  1,114,569
                                                               ============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1996


STATEMENT OF CHANGES IN NET ASSETS for the years ended December 31, 1996 and
                                   -----------------------------------------
1995
----

                                                     For the Year           For the Year
                                                        Ended                  Ended
                                                  December 31, 1996      December 31, 1995
                                                  ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
    Net investment income (loss)                        $    86,965          $     81,145
    Net realized gain (loss) on investment
    and futures transactions                                692,756               200,660
    Net unrealized appreciation (depreciation)
     on investments and futures                             334,848                95,125
                                                  ----------------------------------------
        Net Increase (Decrease) in Net Assets
        Resulting From Operations                       $ 1,114,569          $    376,930
                                                  ----------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                $   (86,965)         $    (81,145)
    Distributions from net realized gain on
     investment and futures transactions                   (692,756)             (200,660)
                                                  ----------------------------------------
        Total Dividends and Distributions               $  (779,721)         $   (281,805)
                                                  ----------------------------------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                        $ 7,365,405          $  4,439,852
    Proceeds from reinvested dividends                      249,907
    Cost of shares redeemed                                (906,427)             (173,150)
                                                  ----------------------------------------
        Net Increase (Decrease) in Net Assets
         Resulting From Capital Share
         Transactions                                   $ 6,708,885          $  4,266,702
                                                  ----------------------------------------

TOTAL INCREASE IN NET ASSETS                            $ 7,043,733          $  4,361,827

NET ASSETS, BEGINNING OF PERIOD                           4,361,827                     0
                                                  ----------------------------------------

NET ASSETS, END OF PERIOD                               $11,405,560          $  4,361,827
                                                  ========================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 1996

Note 1.  ORGANIZATION

         Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

         Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT SECURITY VALUATION -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

         FEDERAL AND STATE INCOME TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

         DISTRIBUTIONS TO SHAREHOLDERS -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or payable in cash.

         DIVIDEND INCOME -- Dividend income is recognized on the ex-dividend date.

         FUTURES CONTRACTS -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

         A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

         Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

         As of December 31, 1996, there were 1,000,000,000 shares of $.0001 par value authorized; 910,358 and 370,749 shares were outstanding at December 31, 1996 and December 31, 1995, respectively. Transactions in capital shares were as follows:


                                             Shares                         Amount
                                             ------                         ------
                                  For The Year    For The Year    For The Year    For The Year
                                     Ended           Ended           Ended           Ended
                                 Dec. 31, 1996   Dec. 31, 1995   Dec. 31, 1996   Dec. 31, 1995
                               ----------------------------------------------------------------
Shares sold                            589,294         385,088      $7,365,405      $4,439,852
Shares issued on reinvestment
    of dividends                        21,251               0         249,907               0
Shares redeemed                        (70,936)        (14,339)       (906,427)       (173,150)
                               ----------------------------------------------------------------
Net increase                           539,609         370,749      $6,708,885      $4,266,702
                               ================================================================

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

         The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $81,395 of investment advisory fees for the year ended December 31, 1996. The Fund has a payable to ND Money Management, Inc. of $9,299 at December 31, 1996 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

         ND Capital, Inc. is the Fund's principal underwriter. The Fund pays ND Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $22,610 of service fees for the year ended December 31, 1996. The Fund has a payable to ND Capital, Inc. of $2,583 at December 31, 1996 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

         ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0 .10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $14,674 of transfer agency fees for the year ended December 31, 1996. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $28,528 of accounting service fees for the year ended December 31, 1996.


Note 5.  INVESTMENT SECURITY TRANSACTIONS

         The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $10,289,063 and $4,166,780, respectively, for the year ended December 31, 1996.


Note 6.  INVESTMENT IN SECURITIES

         At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $11,635,855, and the net unrealized appreciation of investments based on the cost was $488,244, which is comprised of $622,199 aggregate gross unrealized appreciation and $133,955 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                 For The Year            For The Year
                                                    Ended                   Ended
                                              December 31, 1996        December 31, 1995
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.76                  $ 10.00
                                             --------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    $   .10                  $   .22
  Net realized and unrealized gain (loss)
    on investment and futures transactions           1.53                     2.30
                                             --------------------------------------------
      Total From Investment Operations            $  1.63                  $  2.52
                                             --------------------------------------------

LESS DISTRIBUTIONS:
  From net investment income                      $  (.10)                 $  (.22)
  From net realized gain on investments           $  (.76)                 $  (.54)
                                             --------------------------------------------
      Total Distributions                         $  (.86)                 $  (.76)
                                             --------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $ 12.53                  $ 11.76
                                             ============================================

Total Return                                        13.84%(A)                25.20%(A)


Ratios/Supplemental Data:
  Net assets, end of period (in thousands)        $11,406                  $ 4,362
  Ratio of net expenses (after expense
   assumption) to average net assets                 1.63%(B)                 1.59%(B)
  Ratio of net investment income to
   average net assets                                 .98%                    4.00%
  Portfolio turnover rate                           50.11%                   15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.

During the years ended December 31, 1996 and 1995, ND Holdings, Inc. assumed expenses of $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.08% and 3.60%, respectively.

GRAPH APPEARS HERE

Comparison of change in value of $10,000 investment in Integrity Fund of Funds and S & P 500 Index (Unaudited)

            Integrity Fund of Funds  Integrity Fund of Funds
            without CDSC             with CDSC                S & P 500 Index
            --------------------------------------------------------------------
1/3/1995    $10,000                  $10,000                  $10,000
1995        $12,520                  $12,370                  $13,411
1996        $14,252                  $14,102                  $16,129